UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 29, 2012

Unigene Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Agreement with the Levy Parties
On May 29, 2012, Unigene Laboratories, Inc., a Delaware corporation (the "Company"), entered into an agreement (the "Agreement") with the Estate of Jean Levy, Jay Levy executor, The Jaynjean Levy Family Limited Partnership, Warren P. Levy and Ronald S. Levy (collectively, the "Levy Parties") and, for certain limited purposes, Victory Park Capital Advisors, LLC and several affiliated entities (collectively, the "Victory Park Parties"). Pursuant to the Agreement, the Levy Parties have agreed that, except with respect to $150,000 installments payable by the Company to the Levy Parties on May 29 and June 29, 2012 (the "Interim Payments"), the obligations of the Company to make payments to the Levy Parties pursuant to the Settlement and Release Agreement and Amendments, dated as of March 10, 2011, between the Company and the Levy Parties (the "Prior Settlement Agreement") have been deferred.

As part of the Agreement, the Levy Parties have agreed to waive the payment obligations of the Company under the Prior Settlement Agreement and to release various claims (the "Levy Released Claims", as defined in the Agreement), subject to the Company's satisfaction of the following conditions on or before September 30, 2012: (1) payment to the Levy Parties of $8,000,000, less the amount of the Interim Payments; (2) timely payment of the Interim Payments; (3) issuance to the Levy Parties of 5,000,000 shares of the Company's common stock; and (4) execution and delivery of a registration rights agreement in the form of Exhibit B to the Agreement. Furthermore, all representations and warranties of the Company must remain true and correct in all material respects as of the date such deliveries are made, unless such representations and warranties are as of a date certain. The representations and warranties include, without limitation, representations that: (w) the Company has timely made all SEC filings since March 15, 2012, such filings comply in all material respects with the 1934 Act and all SEC rules and regulations, are not materially misleading and no events have occurred that would require amendments or supplements to such filings; (x) as of the date of the Agreement, the Company has not received any written third-party offers or expressions of interest to provide additional financing in excess of $30,000,000; (y) the Company has not received and does not have a reasonable basis to expect to receive any written offers or expressions of interest for any transaction for aggregate consideration in excess of $80,000,000; and (z) as of the date of the Agreement, the Company has not received any written offers or expressions of interest to sell or license any material portion of its assets. In the event that such conditions precedent are met on or prior to September 30, 2012 and if, on or prior to September 30, 2012, the Company receives a written offer or expression of interest for a transaction involving consideration in excess of $80,000,000, then the Company is required to pay the Levy Parties at the time of consummation of such transaction ten percent of such consideration in excess of $80,000,000, but in no event more than $15,000,000 less the then current market value of the 5,000,000 shares of common stock delivered to the Levy Parties.

In the event that such conditions precedent are met and the Levy Released Claims are resolved, the Company and the Victory Park Parties will release, and receive releases from, the Levy Parties of all claims, except for certain expressly excluded claims.

If the Company fails to make the Interim Payments when due, its representations in the Agreement shall be untrue in any material respect, or it receives prior to the funding date a written offer or expression of interest with respect to a transaction contemplating the purchase, sale, transfer or other disposition of all or a controlling portion of the Company’s equity securities or all or a material portion of the Company’s assets (whether by merger or otherwise) for aggregate consideration in excess of $80,000,000, the Levy Parties may terminate the Agreement upon written notice to the Company.

Letter Agreement with Victory Park Management
On May 29, 2012, the Company also entered into a letter agreement with Victory Park Management, LLC, as agent ("Agent"). Pursuant to the letter agreement, the Company agreed that if, on or before September 21, 2012 (the "Trigger Date") it has not: (i) entered into a credit facility reasonably acceptable to Agent pursuant to which the Company has received no less than $28,000,000 in gross cash proceeds; or (ii) sold some or all of its equity investment in Tarsa Therapeutics, Inc. ("Tarsa") pursuant to a sale reasonably acceptable to Agent, or pursuant to a dividend from Tarsa, entry into a merger by Tarsa or some other Tarsa-related transaction on terms reasonably acceptable to Agent, obtained proceeds and used such proceeds to pay the Levy Parties in accordance with the Agreement prior to the Trigger Date, then the Agent, the lenders and their affiliates shall have the right, but not the obligation, between the Trigger Date and September 30, 2012, to finance the payment to the Levy Parties. If Agent or its affiliates exercise the right to make such loan, such loan shall be an obligation under the Amended and Restated Financing Agreement, dated as of March 16, 2010, between the Company, the lenders thereto and Agent. Such loan will be evidenced by additional promissory notes, which notes shall be on the same terms as the loans evidenced by the existing notes issued by the Company to the lenders, except that the additional notes shall be immediately convertible at a conversion price equal to the average closing price of Company's common stock (on the OTCBB) during the sixty trading days prior to the date of the letter agreement.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 5.01    Changes in Control of Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 8.01  Other Events

The press release issued in connection with the announcement of the agreements described in Item 1.01 above is attached hereto as Exhibit 99.1.

Forward-Looking Statements
This report contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of future events relating to the transactions contemplated by the agreements; statements regarding the ability to complete the transaction, including the payment of the Levy Parties; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing; uncertainties as to how the Company will fund the anticipated payment; the possibility that various closing conditions for the transaction may not be satisfied; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by the Company. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
99.1	Press Release dated June 4, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

By:	/s/ Gregory T. Mayes,
Gregory T. Mayes, Chief Business Officer

Date:       June 4, 2012

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated June 4, 2012